Analysis of Company's Interests in Land Use Rights Representing Prepaid Operating Lease Payments and Net Book Value (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Cost
Land use rights in PRC	$ 58,086	$ 47,706
Less: Accumulated amortization	(2,814)	(1,627)
Net book value	$ 55,272	$ 46,079